EXHIBIT 10.7

                                  AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

     This Amendment to Executive Employment Agreement is entered into as of this 14th day of April, 1999 by and between Calton, Inc. (the "Employer" or the "Company"), a New Jersey corporation with offices located at 500 Craig Road, Manalapan, New Jersey 07726, and Anthony J. Caldarone (the "Executive"), an individual residing at 162 Anchor Drive, Vero Beach, Florida 32963.

     WHEREAS, the Employer and Executive have entered into an Executive Employment Agreement dated as of November 21, 1995 (the "Employment Agreement");

     WHEREAS, the Board of Directors of the Employer have approved an extension of the term of the Employment Agreement to November 30, 2001;

     NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Extension of Term. Section 1.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

               1.1 Term. The term of this Agreement shall commence on November 21, 1995 and end on November 30, 2001 (the "Term").

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written above.

WITNESS:

------------------------------------              -----------------------------
                                                  Anthony J. Caldarone

ATTEST:                                           CALTON, INC.


                                                  By:
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Mary Magee, Secretary                                David J. Coppola,
                                                     Vice President